UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 20, 2022 (May 19, 2022)

Bird Global, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41019	86-3723155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

392 NE 191st Street #20388
Miami, Florida 33179
(Address of principal executive offices and zip code)
(866) 205-2442
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BRDS	The New York Stock Exchange
Warrants, each whole warrant exercisable to purchase one share of Class A common stock at an exercise price of $11.50 per share	BRDS WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to that certain Standby Equity Purchase Agreement, dated May 16, 2022 (the “Purchase Agreement”), with YA II PN, Ltd. (“Yorkville”), Bird Global, Inc. (the “the Company”) entered into a promissory note, dated May 19, 2022 (the “Promissory Note”), with Yorkville evidencing a pre-advance loan in a principal amount of $21,000,000, issued with 4.76% original issue discount for gross proceeds to the Company of $20,000,000. The Promissory Note was issued to Yorkville in a private placement exempt from registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) thereof. The Promissory Note provides for customary events of default, and the Purchase Agreement provides for customary representations and warranties with respect to the Promissory Note. The other terms of the Promissory Note were previously disclosed in the Company’s Quarterly Report on Form 10-Q filed on May 16, 2022, which disclosure is incorporated herein by reference.

The foregoing is a summary description of certain terms of the Promissory Note. For a full description of all terms, please refer to the copy of the Purchase Agreement, which was filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q, filed with the U.S. Securities and Exchange Commission on May 16, 2022, and the Promissory Note that is filed as Exhibit 4.1 to this Current Report on Form 8‑K, each of which is incorporated herein by reference.

This Current Report on Form 8‑K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is included or incorporated by reference under Item 1.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Promissory Note, dated as of May 19, 2022, by and between Bird Global, Inc. and YA II PN, Ltd.
104	Cover page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bird Global, Inc.

Date: May 20, 2022	By:	/s/ Yibo Ling
	Name:	Yibo Ling
	Title:	Chief Financial Officer